UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of	(Commission File Number)	(IRS Employer
Incorporation or		Identification No.)
Organization)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	5
EXHIBIT INDEX	6
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events
     On January 8, 2010, Crestwood Midstream Partners LP (the “Partnership”) filed a Current Report on Form 8-K to report, among other things, the closing of its acquisition of certain gas gathering pipelines and related properties located in the Alliance Airport area of Tarrant and Denton Counties, Texas, from an affiliate of Quicksilver Resources Inc. (“Quicksilver”), the previous owner of our General Partner. These assets are referred to collectively as the “Alliance Midstream Assets” and the acquisition as the “Alliance Acquisition”. At the time of the Alliance Acquisition, the Alliance Midstream Assets consisted of a gathering system and a compression facility with a total capacity of 115 MMcfd, an amine treating facility with capacity of 180 MMcfd and a dehydration treating facility with capacity of 200 MMcfd. This system gathers natural gas produced by customers and delivers it to unaffiliated pipelines for further transport downstream. The consideration paid by the Partnership for the Alliance Acquisition consisted of $95.2 million in cash, which was funded with borrowings from our credit facility. The purchase price was subsequently reduced to $84.4 million due to a purchase price adjustment based on the timing of construction costs of the system. The Board of Directors of our General Partner approved the Alliance Acquisition, including the approval of the conflicts committee of the Board of Directors. The Alliance Acquisition closed on January 6, 2010 with an effective date of December 1, 2009.
     Due to Quicksilver’s control of the Partnership through its ownership of the general partner at the time of the Alliance Acquisition, the Alliance Acquisition is considered a transfer of net assets between entities under common control. As a result, the Partnership is required to revise its financial statements to include the activities of the Alliance Midstream Assets. As such, Exhibits 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the Alliance Acquisition as if the Partnership owned the Alliance Midstream Assets since August 8, 2008, the date which Quicksilver acquired the Alliance Midstream Assets.
     References to defined terms used in Exhibits 99.1, 99.2 and 99.3 should be made to our original Annual Report on Form 10-K for the year ended December 31, 2009 filed by the Partnership with the SEC on March 15, 2010 (the “2009 Form 10-K”). Certain definitions in the 2009 Form 10-K are modified, the terms “Quicksilver Gas Services LP” and “KGS” now mean Crestwood Midstream Partners LP and CMLP, and “Quicksilver Gas Services GP LLC”, the previous owner of our General Partner, now means Crestwood Gas Services GP LLC.
     The 2009 Form 10-K is revised by this Current Report on Form 8-K to reflect the Alliance Acquisition as follows:
•	The Selected Financial Data of the Partnership included herein on Exhibit 99.1 supersedes Item 6 in the 2009 Form 10-K.

•	The Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership included herein on Exhibit 99.2 supersedes Item 7 in the 2009 Form 10-K.

•	The Consolidated Financial Statements and Selected Quarterly Data of the Partnership included herein on Exhibit 99.3 supersede Item 8 in the 2009 Form 10-K.
     Other than the revisions noted above, the additional disclosures regarding material trends and uncertainties that may impact the financial results of the Partnership as described in the Liquidity and Capital Resources section of Management’s Discussion and Analysis of Financial Condition included herein on Exhibit 99.2 and the disclosure of the subsequent sale of Quicksilver’s ownership interests in the Partnership to Crestwood Holdings Partners LLC on October 1, 2010 as described in the Explanatory Note included herein on Exhibit 99.3 of this Current Report on Form 8-K, we have made no attempt to revise or update our 2009 Form 10-K for events occurring after the original filing of the 2009 Form 10-K.
     This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K. Any references herein to Item 6 of the 2009 Form 10-K refer to Exhibit 99.1, references herein to Item 7 of the 2009 Form 10-K refer to Exhibit 99.2, and references herein to Item 8 of the 2009 Form 10-K refer to Exhibit 99.3. From and after the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements for periods ending on or before December 31, 2009 should be made to this Current Report.

Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
By: Crestwood Gas Services GP LLC, its general partner
Dated: January 14, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data